(ICON)

Prudential
Global
Genesis
Fund, Inc.

ANNUAL
REPORT
May 31, 1999

(LOGO)

Prudential Global Genesis Fund, Inc.

Performance at a Glance
Last summer's global economic crisis had a disproportionately negative impact on the stocks of small firms. Investors prepared for the worst by fleeing to large, blue-chip, U.S. growth companies, driving small-company stock prices to historic lows vis a vis large-cap stocks (stocks of firms with high total market value). Although investor sentiment changed toward the end of our reporting period, the Lipper Average showed a 6% decline for the 12 months ended May 31, 1999.
The Prudential Global Genesis Fund fared even worse primarily because its holdings tended to be among the smaller of the small companies. However, our holdings particularly benefited from the recovery of investor confidence, and we were ahead of the Lipper Average for 1999 through May. Our strong stock selection in Japan and the United States and our global emphasis on higher-quality small companies helped.

Cumulative Total Returns1               As of 5/31/99
                        One     Five      Ten      Since
                        Year    Years    Years   Inception2
Class A                -9.25%   24.76%    N/A      92.93%
Class B                -9.92    20.04    94.08%   141.26
Class C                -9.92     N/A      N/A      18.61
Class Z                -9.01     N/A      N/A      14.24
Lipper Global
Small-Cap Fund Avg.3   -5.90    57.78   125.20      ***

Average Annual Total Returns1              As of 6/30/99
           One     Five     Ten      Since
           Year    Years   Years   Inception2
Class A   -3.54%   4.77%    N/A       7.01%
Class B   -4.21    4.85    7.16%      8.23
Class C   -1.22     N/A     N/A       4.39
Class Z    1.79     N/A     N/A       7.34

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges.
The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fee.

2 Inception dates: Class A, 1/22/90; Class B, 1/29/88 ;
Class C, 8/1/94; Class Z, 9/16/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Global Small-Cap Fund category.

***Lipper Since Inception returns are 117.89% for Class
A, 177.57% for Class B, 58.85% for Class C, and 14.35% for Class Z, based on all funds in each share class.

How Investments Compared
(As of 5/31/99)
(GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Manager's Report

(PHOTO)
Steve Auth
Fund Manager

Investment Goals and Style
The Prudential Global Genesis Fund seeks to achieve long-term growth of capital by investing primarily in common stocks and other equity securities of smaller foreign and U.S. companies. The Fund is subject to all the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Performance Review
A change in investor sentiment
We believe that toward the end of our reporting period, there was a significant shift in our favor in the investing environment. For some time now, deep uncertainties about the economic future have made investors unusually conservative.
In 1997, Asian economies contracted sharply: Japan's consumer tax increase triggered a recession, while the rest of the region saw a flight of foreign investment and credit after Thailand devalued its currency. In mid-1998, Russia defaulted on some of its debt, threatening a global financial crisis. Investors were afraid the global economy would spiral down, and they avoided as much risk as they could. They particularly avoided the smaller growth-oriented companies we favor. Our performance suffered.

As we neared the end of 1998, it became clearer that the U.S. economy would not be significantly hampered by overseas events, and that Europe would continue its economic growth, albeit at a somewhat slower pace.
Another jolt came early in 1999 when Brazil devalued its currency, but it created surprisingly little turmoil either domestically or in the rest of Latin America. This was a critical cue about the stability of the global economy. Investors once again looked for opportunities to profit from growth. They turned to the relatively inexpensive stocks of smaller companies, at first in the United Kingdom and Japan, and later in the United States. Over the last three months of our reporting period, our return was a positive 11%, well ahead of the Lipper Average for that period. In our view, the resurgence of economic confidence is good for the dynamic companies in which we invest and also good for their stocks.
We believe we are emerging from what has been a very difficult period.

We also were hurt by cheap oil
The Asian economic slowdown and the return of Iraqi oil shipments pushed oil prices well below profitable levels for most producers. Oil service stocks, whose prospects are related to drilling activity, plummeted. Our shares of Veritas, Rowan, and British Borneo pulled down our return significantly in the first half of our reporting period and were among our largest losses of the year. We sold all three.

Wireless telecoms and the Internet: rapid growth
We believe certain themes have worldwide growth potential.
One is wireless telecommunications. Communication is a basic human need, and most of the world has an inadequate infrastructure to meet telephone demand. Wireless is cheaper and faster than installing wires, is more flexible, lends itself better to entrepreneurial activity, and is more convenient for customers. Western Wireless and Vanguard Cellular Systems were among the largest contributors to our annual return, each more than doubling in the year. We took our profits on Vanguard. We also had a nice return on Clearnet Communications, a Canadian firm, which was among our 10 largest holdings at the end of our reporting period.

A related theme is the growth of the Internet. Two of the largest contributors to our return during this period were Internet related: MiningCo.com (now About.com)--an online World Wide Web directory, and TeleBanc Financial--an electronic bank that is being acquired by E*Trade. We took our profits on the former. On the other hand, we lost money on P-Com, which makes a radio-based alternative to networking cable. We sold the last of our shares after the end of the reporting period.

Looking forward, Commscope is among our 10 largest holdings. It manufactures the copper cables used for home connections. We believe such Internet infrastructure companies are a relatively inexpensive way to benefit from Internet growth.

Portfolio Composition
Sectors expressed as a percentage of net assets as of 5/31/99

U.S. & Canada                   53%
Continental Europe              19
United Kingdom                  12
Japan                            9
Asia/Pacific Basin (ex-Japan)    4
Latin America                    2
Cash & Equivalents               1

Restructuring uses outsourcers
As more businesses are forced to compete with global competitors, productivity gains become very important.
Many of our holdings help other companies focus on their core competencies for greater efficiency. For example, one of our five largest holdings is American Management Systems.
It customizes software systems, primarily for telecommunications companies and the U.S. government.

We also have slightly smaller positions in Mailwell and Remec, both of which we bought very inexpensively. Mailwell sells and delivers office supplies. That industry is consolidating, and Mailwell is growing rapidly through acquisitions. Remec is a contract manufacturer of microwave equipment for telecommunications companies and the U.S. government. Contract manufacturers allow technical companies to focus on their design and marketing strengths, outsourcing the actual production.

More leisure spending presents opportunity
We believe the markets for family-oriented recreation are growing as economic progress brings more consumer wealth and leisure time. Our two largest holdings at period end were Imax--creator of a unique large-image movie system, and Family Golf Centers--the largest golf range operator in North America. Family Golf has been acquiring smaller operators, and it reported declining sales at sites acquired in 1998. Its stock price dropped, and we took advantage of the opportunity to increase our holdings.
Sites it owned before 1998 are performing well; we expect it to digest its acquisitions in 1999.

Five Largest Holdings
Expressed as a percentage of net assets as of 5/31/99

Imax Corp.                          1.8%
Electronic Components

Family Golf Centers, Inc.           1.3
Leisure & Tourism

Dentsply International, Inc.        1.3
Dental Supplies

American Mgmt. Systems, Inc.        1.3
Data Processing & Reproduction

Eaton Vance Corp.                   1.2
Financial Services

Review Cont'd.

We benefited from our Japanese and U.S. stock selection

In Japan, we have a long-term focus on the high-quality stocks that we believe are models for what Japan's economy will look like in the 21st century. "High quality," for stocks, means strong balance sheets and a focus on profits--not just market share. For example, a Japanese leisure company--Avex--was among the larger contributors to our return. Avex is a music production company targeted at the high-spending teen and young adult market. These groups have a lot of money to spend in Japan, and Avex has targeted their taste for upbeat pop music.

U.S. small companies are very cheap

Given the global opportunities, why are half our assets invested in North America? In the 12-month period ended
March 1999 (when U.S. small companies began to recover), the Russell 2000 Index of small-company stocks had fallen by 16.3% while the Salomon EMI World Index had declined by only 8.6%. There are values in small-company stocks around the world, and some of the greatest values now are in the United States: good-quality growth companies selling at value stock prices. That's why our five largest holdings are in the United States. In addition to firms we have mentioned, they include Dentsply (a dental equipment and supply company with 1998 net income growth of 53%) and Eaton Vance (an investment manager with 1998 net income growth of 24%).

Looking Ahead
The world is a safer place
We have reduced our European exposure to finance a greater focus on other regions. As investors come to believe the world is a safer place, we expect them to continue their movement into the inexpensive U.S. small-company stocks. Such stocks rose sharply in the last months of our reporting period; we believe this is just the beginning because they are still bargains.

We expect the trend toward better value in growth stocks also to benefit Latin American and Asian emerging market stocks. The discount that investors have demanded for the greater volatility in these regions should continue to shrink from the exceptionally high levels of 1998.

We believe the Japanese economy may be bottoming, and companies there may be beginning the long-needed process of restructuring. We are focusing on young firms that reflect the new profit- and consumer-oriented Japanese economy, with a few restructuring stories as well. Foreign investors have returned to Japan, but the early money has gone to the familiar. We expect that investors will soon also recognize the strength of the new economy, and the share prices of these lesser-known companies will approach their true value.

A Message to Our Shareholders                        July 16, 1999
(PHOTO)

Dear Shareholder:

In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S.
economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments. The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, but they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, domestic and international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,


John R. Strangfeld
President
Prudential Global Genesis Fund, Inc.

Portfolio of Investments as
of May 31, 1999                  PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.7%
COMMON STOCKS--96.6%
------------------------------------------------------------
Australia--0.9%
   19,000    Broken Hill Proprietary Co., Ltd.
                (Oil & Gas
                Exploration/Production)             $    194,913
   57,232    Fosters Brewing Group Ltd. (Foods)          162,010
  165,600    Pasminco Ltd. (Oil & Gas
                Exploration/Production)                  162,019
   13,800    Rio Tinto Ltd.(a) (Oil & Gas
                Exploration/Production)                  193,523
                                                    ------------
                                                         712,465
------------------------------------------------------------
Austria--0.3%
    4,875    Boehler-Uddeholm AG (Steel & Metals)        237,907
------------------------------------------------------------
Belgium--0.5%
   10,687    Union Miniere S.A. (Steel & Metals)         391,463
------------------------------------------------------------
Brazil--0.2%
6,300,000    Companhia Siderurgica Nacional(a)
                (Steel & Metals)                         119,307
------------------------------------------------------------
Canada--0.3%
   19,500    Sierra Wireless, Inc.(a)
                (Telecommunications)                     195,794
------------------------------------------------------------
France--5.3%
    2,695    Atos S.A.(a) (Data Processing &
                Reproduction)                            238,719
    9,831    Carbone Lorraine S.A. (Industrial
                Components)                              495,647
    1,588    Castorama Dubois (Industrial
                Components)                              387,236
    5,644    Compagnie Generale de Geophysique
                S.A. (Oil & Gas
                Exploration/Production)             $    259,379
    2,369    Geodis (Transportation/Shipping)            172,564
    2,979    Groupe SEB S.A. (Consumer Goods)            238,264
   22,963    Lagardere S.C.A. (Diversified
                Industries)                              896,169
   16,039    Lectra Systemes(a) (Computer
                Software & Services)                     119,507
    5,862    Pechiney S.A.(a) (Diversified
                Industries)                              227,003
   10,111    Rhodia S.A. (Chemicals)                     171,853
   15,954    Societe Generale D'Enterprises
                S.A.(a) (Construction)                   760,291
    3,294    Vallourec S.A. (Steel & Metals)             115,338
                                                    ------------
                                                       4,081,970
------------------------------------------------------------
Germany--1.8%
   26,643    Fag Kugelfischer Georg Schaefer AG
                (Basic Industries-Manufacturing)         249,882
      328    Linde AG (Machinery & Engineering)          191,071
    1,421    Mobil AG (Oil & Gas Services)               114,023
    2,890    Pfandbriefbank Hypothek (Banking)           249,968
    7,063    SGL Carbon AG (Industrial
                Components)                              493,144
    1,576    Sixt AG (Auto Related)                      115,786
                                                    ------------
                                                       1,413,874
------------------------------------------------------------
Hong Kong--1.0%
  166,000    Amoy Properties Ltd. (Real Estate)          137,000
  278,000    China Merchants Direct Investments
                Ltd. (Holding Company)                   179,245
2,021,000    Lung Kee (Bermuda) Holdings Ltd.
                (Industrial Components)                  252,796
  300,000    Shun Tak Holdings Ltd. (Holding
                Company)                                  93,814
   43,500    Wing Hang Bank Ltd. (Banking)               122,847
                                                    ------------
                                                         785,702

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of May 31, 1999                   PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
Indonesia--0.3%
3,839,000    PT Bank Internasional Indonesia
                (Banking)                           $    106,376
  370,000    PT Bank Pan Indonesia Tbk (Banking)          59,237
    2,000    PT Indosat (Persero) Tbk
                (Telecommunication Services)               4,064
   93,500    PT Ramayana Lestari Sentosa Tbk
                (Retail)                                  50,665
   74,900    PT Telekomunikasi Indonesia
                (Telecommunication Services)              34,821
                                                    ------------
                                                         255,163
------------------------------------------------------------
Ireland--1.5%
   19,305    Allied Irish Banks PLC (Banking)            254,691
   42,823    Anglo Irish Bank Corp. PLC (Banking)        116,027
   12,446    CRH PLC (Building & Products)               212,383
   33,004    DCC PLC (Diversified Industries)            268,269
  100,041    Jefferson Smurfit Group PLC
                (Containers & Packaging)                 260,632
                                                    ------------
                                                       1,112,002
------------------------------------------------------------
Italy--1.0%
    2,920    Banca Popolare di Brescia (Banking)         115,175
   43,250    Bulgari SpA (Retail)                        260,960
   17,119    Class Editori SpA (Printing)                143,610
  274,274    Finmeccanica SpA (Aerospace/Defense)        251,236
                                                    ------------
                                                         770,981
------------------------------------------------------------
Japan--8.9%
    5,700    Aucnet, Inc. (Auto Related)                 187,623
    3,600    Avex, Inc. (Consumer Goods)                 349,572
    1,100    Bellsystem, Inc. (Communications)           376,563
   13,000    C Uyemura & Co., Ltd. (Chemicals)           427,913
   21,000    Daikin Industries Ltd. (Diversified
                Industries)                              188,364
    2,900    Fancl Corp. (Consumer Goods)                341,261
   10,900    FP Corp. (Miscellaneous)                    347,128
    2,860    Fuji S Ware ABC (Technology)                144,036
    3,400    Fuji Seal, Inc. (Containers &
                Packaging)                               307,768
   22,000    Ibiden Co., Ltd. (Electronic
                Components)                         $    354,839
    5,800    Itoen Ltd. (Beverages)                      331,715
   25,000    Kawasumi Laboratories, Inc. (Medical
                Technology)                              348,914
   11,518    Ministop Co., Ltd. (Foods)                  295,722
   11,100    Misumi Corp. (Industrial Components)        358,978
    7,400    Nichiha Corp. (Construction)                 79,225
    4,330    Nichii Gakkan Co. (Health Services)         340,285
    6,700    Riso Kagaku Corp. (Office Equipment
                & Supplies)                              308,756
    2,100    Ryohin Keikaku Co., Ltd. (Retail)           411,117
   57,000    S.T. Chemical Co., Ltd. (Chemicals)         399,638
    5,500    Shimamura Co., Ltd. (Retail)                325,420
   28,000    Sumitomo Bakelite Co., Ltd.
                (Chemicals)                              211,982
    6,200    World Co., Ltd. (Textiles & Apparel)        373,980
                                                    ------------
                                                       6,810,799
------------------------------------------------------------
Mexico--0.7%
   21,600    Carso Global Telecom (Finance)              120,123
   80,400    Cifra S.A. de C.V.(a) (Retail)              139,934
   29,200    Geo Puebla S.A. de C.V. (Real
                Estate)                                  111,267
  435,200    Grupo Financiero Bancomer(a)
                (Banking)                                148,802
                                                    ------------
                                                         520,126
------------------------------------------------------------
Netherlands--2.1%
    5,644    Aalberts Industries N.V. (Industrial
                Components)                              123,514
    4,064    Cap Gemini N.V. (Computer Software &
                Services)                                194,603
    5,121    Getronics N.V. (Technology)                 197,454
    6,987    Koninklijke Ahrend N.V. (Office
                Equipment & Supplies)                    125,964
    3,284    Koninklijke Hoogovens N.V. (Steel &
                Metals)                                  126,966
   16,105    Nutreco Holding N.V. (Basic
                Industries-Manufacturing)                595,797
    4,345    United Pan-Europe Communications
                N.V. (Telecommunications)                266,015
                                                    ------------
                                                       1,630,313

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of May 31, 1999                     PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
Norway--0.5%
   88,950    Agresso Group ASA (Computer Software
                & Services)                         $    266,641
   11,646    Tandberg Television ASA
                (Telecommunication Services)             119,314
                                                    ------------
                                                         385,955
------------------------------------------------------------
The Philippines--0.2%
  232,400    Ayala Land, Inc. (Real Estate)               74,820
   16,700    Manila Electric Co. (Electrical
                Power)                                    57,495
                                                    ------------
                                                         132,315
------------------------------------------------------------
South Korea--0.7%
    6,400    Housing & Commercial Bank, Korea
                (Banking)                                175,402
   12,250    Kookmin Bank (Banking)                      185,426
    8,800    Samsung Electronics(a) (Electronics)        186,263
                                                    ------------
                                                         547,091
------------------------------------------------------------
Spain--1.8%
    8,095    Aldeasa S.A. (Retail)                       242,529
   33,015    Indra Sistemas S.A.
                (Telecommunications)                     312,053
   34,928    NH Hoteles S.A. (Leisure & Tourism)         445,881
  195,561    Tubacex S.A. (Steel & Metals)               356,640
                                                    ------------
                                                       1,357,103
------------------------------------------------------------
Sweden--1.3%
   14,710    Enator AB (Computer Software &
                Services)                                370,122
   10,554    Mo och Domsjo AB (Containers &
                Packaging)                               250,220
   12,195    NetCom Systems AB (Telecommunication
                Services)                                370,619
                                                    ------------
                                                         990,961
------------------------------------------------------------
Switzerland--2.4%
    1,758    Mikron Holding AG(a) (Machinery &
                Engineering)                             407,419
      326    PubliGroupe S.A. (Advertising)         $    198,481
      580    Saurer AG(a) (Machinery &
                Engineering)                             292,373
      178    Stratec Holding AG(a) (Medical
                Technology)                              309,388
      416    Sulzer AG (Diversified Industries)          243,200
      543    The Swatch Group AG (Consumer Goods)        359,037
                                                    ------------
                                                       1,809,898
------------------------------------------------------------
Thailand--0.5%
    7,300    Banpu Public Co., Ltd. (Oil & Gas
                Exploration/Production)                   17,109
   17,800    BEC World Public Co., Ltd. (Media)           93,508
   64,400    Electricity Generating Co., Ltd.(a)
                (Electrical Power)                       137,058
   34,100    Thai Farmers Bank Public Co., Ltd.
                (Banking)                                 93,701
   32,420    Thai Storage Battery Public Co.,
                Ltd. PLC (Auto Related)                   27,512
                                                    ------------
                                                         368,888
------------------------------------------------------------
United Kingdom--11.7%
  119,612    Aegis Group PLC (Media)                     233,672
  187,273    Aggregate Industries PLC (Building &
                Products)                                235,406
   24,238    Alliance Unichem PLC (Drugs &
                Medical Supplies)                        175,917
   59,328    Arcadia Group PLC (Retail)                  231,805
   49,552    Arriva PLC (Auto Related)                   294,379
   51,525    Associated British Ports Holdings
                PLC (Transportation/Shipping)            227,719
   84,973    Billiton PLC (Steel & Metals)               265,331
   33,183    Bodycote International PLC
                (Diversified Industries)                 446,342
   15,216    Britannic PLC (Insurance)                   239,755
   26,827    British Energy PLC (Electrical
                Power)                                   238,847
   53,100    Capita Group PLC (Merchandising)            525,054
   54,202    Cattles PLC (Financial Services)            297,268
   13,053    Dixons Group PLC(a) (Electrical
                Goods)                                   237,026

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as
of May 31, 1999                  PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
United Kingdom (cont'd.)
   39,254    Dorling Kindersley Holdings PLC
                (Printing)                          $    234,458
   11,652    EMAP PLC (Communications)                   244,238
  112,862    Finelist Group PLC (Auto Related)           361,452
   41,142    First Group PLC (Transportation)            239,147
   31,230    Geest PLC (Foods)                           252,543
   66,524    Headlam Group PLC
                (Distribution/Wholesalers)               407,457
   25,265    ITNET PLC (Technology)                      135,935
   49,258    Jarvis PLC (Construction)                   370,721
   38,359    Kwik-Fit Holdings PLC (Auto Related)        336,605
   39,976    Lex Service PLC (Auto Related)              359,436
  154,630    Mayflower Corp. PLC (Auto Related)          484,075
   84,888    Mowlem (John) & Co. PLC
                (Construction)                           198,459
   21,300    Northern Rock PLC (Financial
                Services)                                176,848
   29,444    NXT PLC (Technology)                        234,330
   70,973    Securicor PLC (Diversified
                Industries)                              636,434
   10,851    Sema Group PLC (Computer Software &
                Services)                                 92,960
   87,902    Skillsgroup PLC (Computer Software &
                Services)                                371,600
  147,614    Skyepharma PLC(a) (Drugs & Medical
                Supplies)                                134,733
                                                    ------------
                                                       8,919,952
------------------------------------------------------------
United States--52.7%
   48,900    Advanced Lighting Solutions, Inc.(a)
                (Building & Construction)                354,525
   12,500    Aerial Communications, Inc.(a)
                (Cellular Communications)                135,938
    5,400    Alpharma, Inc. (Medical Technology)         137,855
   38,800    Alternative Resources Corp.(a)
                (Miscellaneous)                          295,850
   32,600    Alterra Healthcare Corp.(a) (Health
                Services)                                399,350
   30,200    American Management Systems, Inc.(a)
                (Data Processing & Reproduction)         958,850
   15,300    Amerin Corp.(a) (Insurance)                 411,187
   15,500    AmeriSource Health Corp.(a) (Drugs &
                Medical Supplies)                        458,219
   51,800    Amkor Technology, Inc.(a)
                (Semiconductor & Related Devices)        479,150
   15,100    Applied Power, Inc. (Basic
                Industries--Manufacturing)          $    366,175
   25,700    Architel Systems Corp.(a) (Computer
                Software & Services)                     197,568
   22,400    ARM Financial Group, Inc. (Financial
                Services)                                336,000
   26,000    Arrow Electronics, Inc. (Electronic
                Components)                              451,750
   32,400    Billing Concepts Corp. (Commercial
                Services)                                405,000
    5,000    Black Box Corp. (Computer Software &
                Services)                                228,125
  109,600    Brightpoint, Inc.(a)
                (Distribution/Wholesalers)               623,350
   40,400    Capital Senior Living Communities LP
                (Health Services)                        439,350
    5,000    Carramerica Realty Corp. (Real
                Estate)                                  124,688
   11,800    CBRL Group, Inc. (Restaurants)              204,287
   68,300    Cellstar Corp.(a)
                (Distribution/Wholesalers)               533,594
   12,100    Centerpoint Properties Trust (Real
                Estate)                                  434,087
    4,900    CIA de Telecomunicaciones de Chile
                S.A. (ADR) (Telecommunications)          106,575
   74,500    Clearnet Communications, Inc.
                (Cellular Communications)                898,656
   33,300    Commscope, Inc. (Communications)            874,125
    8,700    Compania Anon Nacl Tele De Vez (ADR)
                (Telecommunications)                     202,819
   10,400    Computer Horizons Corp.(a)
                (Technology)                             190,450
   10,300    Cytyc Corp.(a) (Medical Technology)         213,725
   35,900    DENTSPLY International, Inc. (Dental
                Supplies)                                969,300
    8,500    Devon Energy Corp. (Oil & Gas
                Exploration/Production)                  295,375
   11,700    Dollar Tree Stores, Inc.(a) (Retail)        393,412
   30,200    Eaton Vance Corp. (Financial
                Services)                                924,875
    7,500    Electro Scientific Industries,
                Inc.(a) (Electronic Components)          281,250
  106,950    Family Golf Centers, Inc.(a)
                (Leisure & Tourism)                      972,577
   14,700    Financial Security Assurance
                Holdings Ltd. (Financial
                Services)                                834,225

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as
of May 31, 1999                 PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
United States (cont'd.)
   31,700    Foodmaker, Inc.(a) (Restaurants)       $    855,900
   12,800    Galileo Technology Ltd.(a)
                (Semiconductor & Related Devices)        398,400
   33,300    Gaylord Container Corp.(a)
                (Containers & Packaging)                 278,887
   12,900    Graco, Inc. (Machinery &
                Engineering)                             421,669
    6,100    Grupo Televisa S.A. (ADR)(a) (Media)        255,056
   69,950    HA-LO Industries, Inc.(a)
                (Information Services)                   843,772
   12,500    Healthcare Financial Partners, Inc.
                (Financial Services)                     421,875
    9,500    Henry Schein, Inc.(a) (Health Care)         286,781
   15,500    Hollywood Entertainment Corp.(a)
                (Retail)                                 399,125
   15,100    Hyperion Solutions Corp.(a)
                (Computer Software & Services)           234,994
   15,700    ICG Communications, Inc.(a)
                (Telecommunications)                     299,281
   60,900    Imax Corp.(a) (Electronic
                Components)                            1,339,800
   24,500    Invivo Corp.(a) (Health Care)               294,000
      300    Juno Online Services, Inc.(a)
                (Computer Software & Services)             3,675
   20,800    Kilroy Realty Corp.(a) (Real Estate)        514,800
   17,900    Lam Research Corp.(a) (Semiconductor
                & Related Devices)                       496,725
   18,600    Liberty Property Trust (Real Estate)        448,725
   62,400    Mail-Well, Inc.(a) (Printing)               924,300
   14,800    Marine Drilling Co., Inc.(a) (Oil &
                Gas Exploration/Production)              212,750
    3,400    MarketWatch.com, Inc.(a)
                (Information Services)                   176,375
   20,529    Medical Assurance, Inc.(a)
                (Insurance)                              573,529
    3,800    Medical Manager Corp.(a) (Medical
                Technology)                              188,100
   38,900    Merkert American Corp.(a) (Foods)           413,312
   18,700    Modis Professional Services, Inc.
                (Commercial Services)                    275,825
    7,400    Mylan Laboratories, Inc. (Drugs &
                Medical Supplies)                        187,775
   14,800    National Data Corp. (Computer
                Software & Services)                     696,525
   80,400    Natural Microsystems Corp.(a)
                (Telecommunications)                     487,425
   13,700    Network Associates, Inc.(a)
                (Computer Software & Services)      $    201,219
    7,596    New Holland N.V. (Machinery &
                Engineering)                             121,137
   13,600    Newfield Exploration Co.(a) (Oil &
                Gas Exploration/Production)              345,100
   24,800    Nichols Research Corp.(a)
                (Electronics)                            502,200
   22,000    Northwest Pipe Co.(a) (Steel &
                Metals)                                  363,000
    1,800    Novellus Systems, Inc.(a)
                (Semiconductor & Related Devices)         87,863
   20,800    Optimal Robotics Corp.(a)
                (Technology)                             187,200
   48,300    P.Com, Inc. (Network Systems)               212,822
   27,700    Pairgain Technologies, Inc.(a)
                (Telecommunications)                     344,519
   10,300    Parexel International Corp.(a)
                (Medical Technology)                     246,556
   12,200    Parkway Properties, Inc. (Real
                Estate)                                  403,362
    3,700    RCN Corp. (Chemicals)                       153,781
   67,100    Remec, Inc. (Aerospace/Defense)             872,300
   40,800    Renaissance Worldwide, Inc.
                (Information Services)                   295,800
   21,300    Res-Care, Inc.(a) (Health Services)         441,975
    2,400    Safeguard Scientifics, Inc.
                (Technology)                             175,500
   45,600    Scientific Games Holdings Corp.(a)D
                (Consumer Goods)                         817,950
   17,300    Skywest, Inc. (Airlines)                    402,225
   11,200    Stewart Enterprises, Inc.
                (Miscellaneous)                          206,500
   13,600    Synopsys, Inc.(a) (Technology)              603,500
   10,200    Tech Data Corp.(a)
                (Distribution/Wholesalers)               375,169
    3,440    Telebanc Financial Corp.(a)
                (Financial Services)                     228,760
    6,200    Telecomunicacoes Brasileiras S.A.
                (ADR)(a) (Telecommunications)            517,700
    1,800    Telefonos de Mexico S.A. (ADR)(a)
                (Telecommunications)                     143,888
    6,800    Teligent, Inc.(a) (Telecommunication
                Services)                                334,050
   15,800    The BISYS Group, Inc.(a) (Data
                Processing & Reproduction)               867,519
   15,200    The Cheesecake Factory, Inc.
                (Restaurants)                            419,900
    7,500    The PMI Group, Inc. (Insurance)             438,750
    8,300    Tower Automotive, Inc.(a) (Auto
                Related)                                 189,862

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as
of May 31, 1999                 PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
United States (cont'd.)
    5,800    Twinlab Corp. (Foods)                  $     53,288
   11,000    United Natural Foods, Inc. (Foods)          294,250
    7,100    USWeb Corp.(a) (Commercial Services)        180,163
   62,100    Vari-Lite International, Inc.(a)
                (Electrical Equipment)                   143,606
    9,500    Visual Networks, Inc.(a) (Computers)        280,250
    8,000    Voicestream Wireless Corp.(a)
                (Telecommunication Services)             218,500
   21,600    Western Wireless Corp.(a)
                (Telecommunication Services)             529,200
   16,000    Whole Foods Market, Inc. (Foods)            664,000
   14,800    Windmere-Durable Holdings, Inc.
                (Consumer Goods)                         194,250
    4,000    Worldgate Communications, Inc.(a)
                (Technology)                             148,000
    2,500    Zebra Technologies Corp.(a)
                (Commercial Services)                     80,313
                                                    ------------
                                                      40,347,570
                                                    ------------
             Total common stocks
                (cost US$69,665,882)                  73,897,599
                                                    ------------
PREFERRED STOCKS--1.1%
------------------------------------------------------------
Brazil--0.6%
   11,800    Companhia Vale do Rio Doce(a) (Oil &
                Gas Exploration/Production)              207,794
1,980,000    Petroleo Brasileiro S.A.(a) (Oil &
                Gas Exploration/Production)              280,081
                                                    ------------
                                                         487,875
------------------------------------------------------------
Germany--0.5%
    6,118    Fielmann AG (Retail)                        238,446
      677    Fresenius AG (Medical Technology)           105,826
                                                    ------------
                                                         344,272
             Total preferred stocks
                (cost US$887,146)                        832,147
                                                    ------------
WARRANTS(a)--0.0%
    ------------------------------------------------------------
Canada--0.0%
    6,600    Sedna Geotech, Inc.
             Expiring 10/23/99 @ CAD 0 (Oil & Gas
                Exploration/Production)             $          0
------------------------------------------------------------
Hong Kong--0.0%
  149,200    Innovative International Holdings
                Ltd.
             Expiring 8/31/99 @ HKD .01 (Auto
                Related)                                     192
                                                    ------------
             Total warrants
                (cost US$0)                                  192
                                                    ------------
RIGHTS--0.0%
------------------------------------------------------------
Portugal--0.0%
    4,467    BPI-SGPS S.A.
             Expiring 6/18/99 @ EUR 6.97
                (Banking)                                 31,282
------------------------------------------------------------
South Korea--0.0%
    1,745    Samsung Electronics
             Expiring 6/15/99 @ KRW 3,900
                (Electronics)                              5,739
                                                    ------------
             Total rights
                (cost US$0)                               37,021
                                                    ------------
             Total long-term investments
                (cost US$70,553,028)                  74,766,959
                                                    ------------
------------------------------------------------------------
Total Investments--97.7%
             (cost US$70,553,028; Note 4)             74,766,959
             Other assets in excess of
                liabilities--2.3%                      1,754,893
                                                    ------------
             Net Assets--100%                       $ 76,521,852
                                                    ------------
                                                    ------------

---------------
D All or partial amount of security is segregated as collateral for financial futures transactions. Aggregate market value of $760,550 segregated at
  5/31/99.
(a) Non-income producing security.
ADR-American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as
of May 31, 1999                   PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

The industry classification of portfolio holdings and other net assets in excess of liabilities shown as a percentage of net assets as of May 31, 1999 was as follows:

Financial Services................................     4.2%
Computer Software & Services......................     3.9
Diversified Industries............................     3.8
Telecommunications................................     3.8
Retail............................................     3.5
Electronic Components.............................     3.2
Auto Related......................................     3.1
Consumer Goods....................................     3.0
Real Estate.......................................     2.9
Oil & Gas Exploration/Production..................     2.8
Foods.............................................     2.8
Industrial Components.............................     2.8
Data Processing & Reproduction....................     2.7
Technology........................................     2.6
Steel & Metals....................................     2.6
Distribution/Wholesalers..........................     2.5
Insurance.........................................     2.2
Banking...........................................     2.2
Health Services...................................     2.1
Telecommunication Services........................     2.1
Medical Technology................................     2.0
Communications....................................     2.0
Restaurants.......................................     1.9
Semi-Conductor & Related Devices..................     1.9
Machinery & Engineering...........................     1.9
Leisure & Tourism.................................     1.9
Construction......................................     1.8
Chemicals.........................................     1.8
Information Services..............................     1.7
Printing..........................................     1.7
Basic Industries-Manufacturing....................     1.6%
Aerospace/Defense.................................     1.5
Containers & Packaging............................     1.4
Cellular Communications...........................     1.4
Dental Supplies...................................     1.3
Drugs & Medical Supplies..........................     1.2
Commercial Services...............................     1.2
Miscellaneous.....................................     1.1
Electronics.......................................     0.9
Media.............................................     0.8
Health Care.......................................     0.8
Merchandising.....................................     0.7
Building & Products...............................     0.6
Electrical Power..................................     0.5
Airlines..........................................     0.5
Transportation/Shipping...........................     0.5
Textiles & Apparel................................     0.5
Building & Construction...........................     0.5
Office Equipment and Supplies.....................     0.5
Holding Companies.................................     0.4
Computers.........................................     0.4
Beverages.........................................     0.4
Transportation....................................     0.3
Electrical Goods..................................     0.3
Network Systems...................................     0.3
Advertising.......................................     0.2
Electrical Equipment..............................     0.2
Finance...........................................     0.2
Oil & Gas Services................................     0.1
                                                    ------
Total Investments.................................    97.7
Other assets in excess of liabilities.............     2.3
                                                    ------
Net Assets........................................   100.0%
                                                    ------
                                                    ------
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Statement of Assets and Liabilities         PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           May 31, 1999
Investments, at value (cost $70,553,028).....................................................................      $74,766,959
Foreign currency, at value (cost $1,608,637).................................................................        1,594,998
Cash.........................................................................................................          560,185
Receivable for investments sold..............................................................................        2,296,340
Forward currency contracts - net amount receivable from counterparties.......................................          574,599
Dividends and tax reclaim receivable.........................................................................          178,640
Receivable for Fund shares sold..............................................................................           24,261
Prepaid expenses and other assets............................................................................            2,096
                                                                                                                   ------------
   Total assets..............................................................................................       79,998,078
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................        2,633,387
Forward currency contracts - net amount payable to counterparties............................................          311,163
Accrued expenses and other liabilities.......................................................................          252,901
Payable for Fund shares purchased............................................................................          160,194
Management fee payable.......................................................................................           66,412
Distribution fee payable.....................................................................................           46,281
Withholding taxes payable....................................................................................            5,888
                                                                                                                   ------------
   Total liabilities.........................................................................................        3,476,226
                                                                                                                   ------------
Net Assets...................................................................................................      $76,521,852
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Common stock, at par......................................................................................      $    59,512
   Paid-in capital in excess of par..........................................................................       88,205,341
                                                                                                                   ------------
                                                                                                                    88,264,853
   Distributions in excess of net investment income..........................................................          (20,003 )
   Accumulated net realized loss on investments and foreign currency transactions............................      (16,175,180 )
   Net unrealized appreciation on investments and foreign currency translations..............................        4,452,182
                                                                                                                   ------------
Net assets, May 31, 1999.....................................................................................      $76,521,852
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($30,577,544 / 2,235,891 shares of common stock issued and outstanding)................................           $13.68
   Maximum sales charge (5% of offering price)...............................................................              .72
                                                                                                                   ------------
   Maximum offering price to public..........................................................................           $14.40
                                                                                                                   ------------
                                                                                                                   ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($44,890,291 / 3,632,408 shares of common stock issued and outstanding)................................           $12.36
                                                                                                                   ------------
                                                                                                                   ------------
Class C:
   Net asset value, offering price and redemption price per share
      ($787,033 / 63,689 shares of common stock issued and outstanding)......................................           $12.36
   Maximum sales charge (1% of offering price)...............................................................              .12
                                                                                                                   ------------
   Offering price to public..................................................................................           $12.48
                                                                                                                   ------------
                                                                                                                   ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($266,984 / 19,218 shares of common stock issued and outstanding)......................................           $13.89
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

PRUDENTIAL GLOBAL GENESIS FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Loss                              May 31, 1999
Income
   Dividends (net of foreign withholding taxes
      of $104,138)............................   $ 1,034,417
   Interest...................................       135,130
                                                 ------------
      Total income............................     1,169,547
                                                 ------------
Expenses
   Management fee.............................       921,415
   Distribution fee--Class A..................        87,947
   Distribution fee--Class B..................       556,786
   Distribution fee--Class C..................         8,954
   Custodian's fees and expenses..............       325,000
   Transfer agent's fees and expenses.........       271,000
   Registration fees..........................        46,000
   Audit fees and expenses....................        32,000
   Directors' fees and expenses...............        20,000
   Reports to shareholders....................        14,000
   Legal fees and expenses....................         5,000
   Miscellaneous..............................         8,018
                                                 ------------
      Total expenses..........................     2,296,120
                                                 ------------
Net investment loss...........................    (1,126,573 )
                                                 ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized loss on:
   Investment transactions....................   (12,806,219 )
   Foreign currency transactions..............       101,137
   Financial futures contracts................      (521,817 )
                                                 ------------
                                                 (13,226,899 )
                                                 ------------
Net change in unrealized
   appreciation/depreciation on:
   Investment transactions....................      (940,383 )
   Foreign currency transactions..............      (259,313 )
   Financial futures contracts................       (76,139 )
                                                 ------------
                                                  (1,275,835 )
                                                 ------------
Net loss on investments and foreign
   currencies.................................   (14,502,734 )
                                                 ------------
Net Decrease in Net Assets
Resulting from Operations.....................   $(15,629,307)
                                                 ------------
                                                 ------------

PRUDENTIAL GLOBAL GENESIS FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended May 31,
in Net Assets                         1999              1998
Operations
   Net investment (loss).......  $   (1,126,573)   $   (1,887,686)
   Net realized gain (loss) on
      investments and foreign
      currency transactions....     (13,226,899)       15,509,133
   Net change in unrealized
      appreciation/depreciation
      on investments and
      foreign currencies.......      (1,275,835)         (393,231)
                                 --------------    --------------
   Net increase (decrease) in
      net assets resulting from
      operations...............     (15,629,307)       13,228,216
                                 --------------    --------------
Distributions from net realized
   gains on investment and
   foreign currency
   transactions
   Class A.....................      (1,572,601)      (14,893,328)
   Class B.....................      (2,669,626)      (32,320,533)
   Class C.....................         (43,207)         (507,925)
   Class Z.....................         (13,402)         (200,133)
                                 --------------    --------------
                                     (4,298,836)      (47,921,919)
                                 --------------    --------------
Fund share transactions (Net of
   share conversions) (Note 5)
   Net proceeds from shares
      subscribed...............      36,835,124       158,861,747
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........       4,115,350        44,797,423
   Cost of shares reacquired...     (77,430,853)     (215,610,962)
                                 --------------    --------------
   Net decrease in net assets
      from Fund share
      transactions.............     (36,480,379)      (11,951,792)
                                 --------------    --------------
Total decrease.................     (56,408,522)      (46,645,495)
Net Assets
Beginning of year..............     132,930,374       179,575,869
                                 --------------    --------------
End of year....................  $   76,521,852    $  132,930,374
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Notes to Financial Statements               PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
Prudential Global Genesis Fund, Inc., (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies with market capitalizations of less than U.S. $1 billion, as measured at time of purchase.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities traded on an exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued at fair value as determined in good faith according to a pricing procedure developed by the Investment Adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period.

Net realized gain on foreign currency transactions represents net foreign exchange gains from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at May 31, 1999 exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivable and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
--------------------------------------------------------------------------------

Notes to Financial Statements               PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, dividends and (realized and unrealized) capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gains on such securities.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, accounting for passive foreign investment companies and foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net investment loss by $1,106,570, increase accumulated net realized loss on investments and foreign currency transactions by $1,293,403 and increase paid-in capital in excess of par by $186,833 for redemptions utilized as distributions for federal income tax purposes and net operating loss for the year ended May 31, 1999. Net realized losses and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of 1% of the average daily net assets of the Fund.

The Fund had distribution agreements with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through June 30, 1998. Effective July 1, 1998, Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund and serves the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensates the distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for its distribution related activities at an annual rate of up to .30 of 1%, 1%
--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements               PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended May 31, 1999.

PSI and PIMS have advised the Fund that they received approximately $16,900 and $900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended May 31, 1999. From these fees, PSI and PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended May 31, 1999, they received approximately $116,300 and $400 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIC, PSI, PIFM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended May 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended May 31, 1999, the Fund incurred fees of approximately $267,000 for the services of PMFS. As of May 31, 1999, approximately $20,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended May 31, 1999 aggregated $135,679,343 and $174,038,431, respectively.

The federal income tax basis of the Fund's investments at May 31, 1999 was $71,918,015 and accordingly, net unrealized depreciation for federal income tax purposes was $2,848,944 (gross unrealized appreciation--$8,204,092; gross unrealized depreciation--$5,355,148).

For federal income tax purposes, the Fund has a capital loss carryforward as of May 31, 1999, of approximately $12,061,400 which expires in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount. In addition, the Fund will elect to treat net capital losses of approximately $2,483,800 incurred in the seven month period ended May 31, 1999 as having been incurred in the following fiscal year.

At May 31, 1999 the Fund had outstanding forward currency contracts both to purchase and sell foreign currencies as follows:

                              Value at
Forward Currency             Settlement          Current
Purchase Contracts          Date Payable          Value        Depreciation
------------------------   ---------------     -----------     -------------
Japanese Yen
 expiring 7/6/99 -
 7/13/99                     $ 3,000,000       $ 2,688,837       $  (311,163)
                           ---------------     -----------     -------------
                           ---------------     -----------     -------------
                              Value at
Forward Currency             Settlement          Current
Sale Contracts             Date Receivable        Value        Appreciation
------------------------   ---------------     -----------     -------------
Euro Currency
 expiring 9/2/99             $ 5,600,000       $ 5,275,671       $   324,329
Hong Kong Dollar
 expiring 4/26/00                894,083           891,938             2,145
Japanese Yen
 expiring 6/21/99 -
 12/1/99                       5,237,711         4,989,586           248,125
                           ---------------     -----------     -------------
                             $11,731,794       $11,157,195       $   574,599
                           ---------------     -----------     -------------
                           ---------------     -----------     -------------

During the fiscal year ended May 31, 1999, the Fund entered into financial futures contracts. Details of open contracts at May 31, 1999 are as follows:

                                              Value at       Value at
Number of                     Expiration      May 31,         Trade         Unrealized
Contracts         Type           Date           1999           Date        Appreciation
-----------    -----------    -----------    ----------     ----------     ------------
Long Position:
1                Hang Seng      June 1999     1,205,000      1,205,000          --

------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1%
--------------------------------------------------------------------------------

Notes to Financial Statements               PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
during the first year. Effective November 2, 1998 Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Effective September 16, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 500 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                                 Shares        Amount
------------------------------------  ----------   -------------
Year ended May 31, 1999:
Shares sold.........................   1,307,033   $  17,119,393
Shares issued in reinvestment of
  dividends and distributions.......     125,209       1,518,783
Shares reacquired...................  (2,413,140)    (31,601,691)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (980,898)    (12,963,515)
Shares issued upon conversion from
  Class B...........................     229,265       3,092,944
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (751,633)  $  (9,870,571)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1998:
Shares sold.........................   5,019,452   $ 105,272,172
Shares issued in reinvestment of
  dividends and distributions.......   1,015,441      14,134,947
Shares reacquired...................  (6,145,726)   (127,189,388)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (110,833)     (7,782,269)
Shares issued upon conversion from
  Class B...........................     421,183       8,102,359
                                      ----------   -------------
Net increase in shares
  outstanding.......................     310,350   $     320,090
                                      ----------   -------------
                                      ----------   -------------
Class B
------------------------------------
Year ended May 31, 1999:
Shares sold.........................   1,636,557   $  19,242,095
Shares issued in reinvestment of
  dividends and distributions.......     231,285       2,544,131
Shares reacquired...................  (3,767,958)    (44,643,135)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................  (1,900,116)    (22,856,909)
Shares reacquired upon conversion
  into Class A......................    (251,572)     (3,092,944)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (2,151,688)  $ (25,949,853)
                                      ----------   -------------
                                      ----------   -------------
Class B                                 Shares        Amount
------------------------------------  ----------   -------------
Year ended May 31, 1998:
Shares sold.........................   2,217,860   $  41,493,238
Shares issued in reinvestment of
  dividends and distributions.......   2,349,000      29,996,731
Shares reacquired...................  (4,280,118)    (75,664,364)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................     286,742      (4,174,395)
Shares reacquired upon conversion
  into Class A......................    (450,967)     (8,102,359)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (164,225)  $ (12,276,754)
                                      ----------   -------------
                                      ----------   -------------
Class C
------------------------------------
Year ended May 31, 1999:
Shares sold.........................      19,424   $     223,833
Shares issued in reinvestment of
  dividends and distributions.......       3,823          42,055
Shares reacquired...................     (44,892)       (538,422)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................     (21,645)  $    (272,534)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1998:
Shares sold.........................     557,352   $  11,511,610
Shares issued in reinvestment of
  dividends and distributions.......      36,604         467,431
Shares reacquired...................    (601,469)    (12,299,491)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................      (7,513)  $    (320,450)
                                      ----------   -------------
                                      ----------   -------------
Class Z
------------------------------------
Year ended May 31, 1999:
Shares sold.........................      19,195   $     249,803
Shares issued in reinvestment of
  dividends and distributions.......         844          10,381
Shares reacquired...................     (48,824)       (647,605)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................     (28,785)  $    (387,421)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1998:
Shares sold.........................      32,016   $     584,727
Shares issued in reinvestment of
  dividends and distributions.......      14,095         198,314
Shares reacquired...................     (26,276)       (457,719)
                                      ----------   -------------
Net increase in shares
  outstanding.......................      19,835   $     325,322
                                      ----------   -------------
                                      ----------   -------------

--------------------------------------------------------------------------------
                                       16

Financial Highlights                        PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                 Class A
                                         --------------------------------------------------------
                                                            Year Ended May 31,
                                         --------------------------------------------------------
                                         1999(b)       1998        1997       1996(b)     1995(b)
                                         --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $ 15.82      $ 21.30     $ 21.74     $ 18.44     $ 18.75
                                         --------     -------     -------     -------     -------
Income from investment operations
Net investment income (loss).........       (.10)        (.20)       (.14)        .05(a)       --
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions.............      (1.44)        1.37        1.45        3.34        (.21)
                                         --------     -------     -------     -------     -------
   Total from investment
      operations.....................      (1.54)        1.17        1.31        3.39        (.21)
                                         --------     -------     -------     -------     -------
Less distributions
Dividends in excess of net investment
   income............................         --           --          --        (.09)       (.08)
Distributions from net realized gains
   on investment transactions........       (.60)       (6.65)      (1.75)         --        (.02)
                                         --------     -------     -------     -------     -------
   Total distributions...............       (.60)       (6.65)      (1.75)       (.09)       (.10)
                                         --------     -------     -------     -------     -------
Net asset value, end of year.........    $ 13.68      $ 15.82     $ 21.30     $ 21.74     $ 18.44
                                         --------     -------     -------     -------     -------
                                         --------     -------     -------     -------     -------
TOTAL RETURN (c):....................      (9.25)%       9.81%       6.74%      18.41%      (0.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $30,578      $47,259     $57,032     $47,617     $44,051
Average net assets (000).............    $35,179      $50,309     $47,563     $45,070     $32,430
Ratios to average net assets:
   Expenses, including distribution
      fees...........................       2.03%        1.88%       1.91%       1.79%(a)    1.42%(a)
   Expenses, excluding distribution
      fees...........................       1.78%        1.63%       1.66%       1.54%(a)    1.17%(a)
   Net investment income (loss)......       (.77)%       (.71)%      (.49)%       .26%(a)     .02%(a)
For Class A, B, C and Z shares:
Portfolio turnover rate..............        156%         198%         60%         44%         64%

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Financial Highlights                        PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                   Class B
                                         ------------------------------------------------------------
                                                              Year Ended May 31,
                                         ------------------------------------------------------------
                                         1999(b)        1998         1997       1996(b)      1995(b)
                                         --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $ 14.47      $  20.18     $  20.87     $  17.84     $  18.22
                                         --------     --------     --------     --------     --------
Income from investment operations
Net investment (loss)................       (.18)         (.26)        (.33)        (.09)(a)     (.13)(a)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions.............      (1.33)         1.20         1.39         3.21         (.19)
                                         --------     --------     --------     --------     --------
   Total from investment
      operations.....................      (1.51)          .94         1.06         3.12         (.32)
                                         --------     --------     --------     --------     --------
Less distributions
Dividends in excess of net investment
   income............................         --            --           --         (.09)        (.03)
Distributions from net realized gains
   on investment transactions........       (.60)        (6.65)       (1.75)          --         (.03)
                                         --------     --------     --------     --------     --------
   Total distributions...............       (.60)        (6.65)       (1.75)        (.09)        (.06)
                                         --------     --------     --------     --------     --------
Net asset value, end of year.........    $ 12.36      $  14.47     $  20.18     $  20.87     $  17.84
                                         --------     --------     --------     --------     --------
                                         --------     --------     --------     --------     --------
TOTAL RETURN (c):....................      (9.92)%        9.04%        5.83%       17.51%       (1.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $44,890      $ 83,669     $120,067     $155,292     $153,670
Average net assets (000).............    $55,679      $101,836     $133,073     $154,566     $173,591
Ratios to average net assets:
   Expenses, including distribution
      fees...........................       2.78%         2.63%        2.66%        2.54%(a)     2.17%(a)
   Expenses, excluding distribution
      fees...........................       1.78%         1.63%        1.66%        1.54%(a)     1.17%(a)
   Net investment (loss).............      (1.51)%       (1.48)%      (1.26)%       (.48)%(a)     (.77)%(a)

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

Financial Highlights                        PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                 Class C                                    Class Z
                                         --------------------------------------------------------     -------------------
                                                                                        August 1,
                                                                                         1994(d)
                                                     Year Ended May 31,                  Through      Year Ended May 31,
                                         ------------------------------------------      May 31,      -------------------
                                         1999(b)       1998       1997      1996(b)      1995(b)      1999(b)       1998
                                         --------     ------     ------     -------     ---------     --------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................     $14.47      $20.18     $20.87     $17.84       $ 18.44       $16.01      $21.39
                                         --------     ------     ------     -------     ---------     --------     ------
Income from investment operations
Net investment income (loss).........       (.18)       (.26)      (.27)      (.08 )(a)     (.12)(a)     (.06)       (.38)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions.............      (1.33)       1.20       1.33       3.20          (.44)       (1.46)       1.65
                                         --------     ------     ------     -------     ---------     --------     ------
   Total from investment
      operations.....................      (1.51)        .94       1.06       3.12          (.56)       (1.52)       1.27
                                         --------     ------     ------     -------     ---------     --------     ------
Less distributions
Dividends in excess of net investment
   income............................         --          --         --       (.09 )        (.03)          --          --
Distributions from net realized gains
   on investment transactions........       (.60)      (6.65)     (1.75)        --          (.01)        (.60)      (6.65)
                                         --------     ------     ------     -------     ---------     --------     ------
   Total distributions...............       (.60)      (6.65)     (1.75)      (.09 )        (.04)        (.60)      (6.65)
                                         --------     ------     ------     -------     ---------     --------     ------
Net asset value, end of period.......     $12.36      $14.47     $20.18     $20.87       $ 17.84       $13.89      $16.01
                                         --------     ------     ------     -------     ---------     --------     ------
                                         --------     ------     ------     -------     ---------     --------     ------
TOTAL RETURN (c):....................      (9.92)%      9.04%      5.83%     17.51 %       (2.90)%      (9.01)%     10.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......     $  787      $1,234     $1,874     $2,275       $ 1,307       $  267      $  768
Average net assets (000).............     $  895      $1,739     $1,958     $1,809       $   862       $  388      $  662
Ratios to average net assets:
   Expenses, including distribution
      fees...........................       2.78%       2.63%      2.66%      2.54 %(a)     2.27%(a)(f)    1.78%     1.63%
   Expenses, excluding distribution
      fees...........................       1.78%       1.63%      1.66%      1.54 %(a)     1.27%(a)(f)    1.78%     1.63%
   Net investment (loss).............      (1.53)%     (1.43)%    (1.24)%     (.44 )%(a)    (.90)(a)(f)    (.46)%    (.43)%

                                       September 16,
                                          1996(e)
                                          Through
                                          May 31,
                                            1997
                                       --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................      $20.46
                                            -----
Income from investment operations
Net investment income (loss).........         .03
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions.............        2.65
                                            -----
   Total from investment
      operations.....................        2.68
                                            -----
Less distributions
Dividends in excess of net investment
   income............................          --
Distributions from net realized gains
   on investment transactions........       (1.75)
                                            -----
   Total distributions...............       (1.75)
                                            -----
Net asset value, end of period.......      $21.39
                                            -----
                                            -----
TOTAL RETURN (c):....................       13.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......      $  603
Average net assets (000).............      $  188
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        1.66%(f)
   Expenses, excluding distribution
      fees...........................        1.66%(f)
   Net investment (loss).............        (.87)%(f)

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

Report of Independent Accountants           PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Prudential Global Genesis Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Genesis Fund, Inc. (the 'Fund') at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 20, 1999
--------------------------------------------------------------------------------
                                       20

Tax Information (Unaudited)                 PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (May 31, 1999) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended May 31, 1999, the Fund paid a long-term capital gain distribution of $.05 which is taxable as 20% rate gains, and a short-term capital gain distribution of $.55 which is taxable as ordinary income. The Fund utilized redemptions as distributions in the amount of $0.20 and $0.01 per Class A, B, C and Z share of short-term capital gains and long-term capital gains respectively. Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended May 31, 1999 qualified for the corporate dividends received deduction available to corporate taxpayers.
In January 2000, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 1999. The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended May 31, 1999.
--------------------------------------------------------------------------------

Getting The Most From Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance

Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance.
It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report

The portfolio manager who invests your money for you reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments

This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations

This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets

This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements

This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential
Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights

This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report

Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information

This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison

These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter).
To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
-----------------------------------------------------------
Prudential Global Genesis Fund, Inc. vs. the Morgan Stanley
Capital International World Index

Class A
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception      6.69%
Five Years           3.46%
One Year           -13.79%

Without Sales Load
Since Inception      7.28%
Five Years           4.52%
One Year            -9.25%


Class B
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception      8.09%
Ten Years            6.87%
Five Years           3.51%
One Year           -14.92%

Without Sales Load
Since Inception      8.09%
Ten Years            6.87%
Five Years           3.72%
One Year            -9.92%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The lines beneath the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class.

These graphs compare a $10,000 investment in the Prudential
Global Genesis Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Morgan Stanley Capital International
World Index (the MSCI World Index) by portraying the account values at the commencement of operations of Class A, C, and Z shares, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year (May 31), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, 1994 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on May 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends

Class C
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception      3.38%
One Year           -11.82%

Without Sales Load
Since Inception      3.60%
One Year            -9.92%


Class Z
(GRAPH)

Average Annual Total Returns
Since Inception      5.05%
One Year            -9.01%

and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fee.

The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far
East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI World Index. The MSCI World Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only index that may be used to characterize performance of global equity funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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